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                                                                      EXHIBIT 21


                         Subsidiaries of the Registrant

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Name                                           State/Country of Incorporation
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
JLM Chemicals, Inc.                            Delaware
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JLM International, Inc.                        Delaware
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JLM Marketing, Inc.                            Delaware
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JLM Terminals, Inc.                            North Carolina
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JLM Chemicals Canada, Inc.                     Province of Ontario, Canada
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JLM (IND) Inc.                                 Indiana
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JLM Industries de Venezuela, C.A.              Venezuela
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JLM Industries (Europe) B.V.                   Netherlands
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Olefins Marketing, Inc.                        Delaware
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Olefins Terminal Corporation                   Delaware
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SK Chemicals Asia Pte. Ltd.                    Singapore
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SK Chemical Trading Pte. Ltd.                  Singapore
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Aurora Chemical, Inc.                          Texas
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Phoenix Tank Car Corp.                         Connecticut
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

All subsidiaries conduct business under their legal names.